UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
August 15, 2007
FIRST CHARTER CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina	0-15829	56-1355866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10200 David Taylor Drive, Charlotte, North Carolina 28262-2373
(Address of principal executive offices, including zip code)
(704) 688-4300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
     On August 16, 2007, Fifth Third Bancorp (“Fifth Third”) and First Charter Corporation (“First Charter”) announced that they had signed an Agreement and Plan of Merger dated as of August 15, 2007 (the “Merger Agreement”), pursuant to which First Charter will be merged with and into Fifth Third (the “Merger”). The Merger Agreement has been approved by the Boards of Directors of Fifth Third and First Charter, and is subject to customary closing conditions, including regulatory approval and First Charter shareholder approval. Closing is expected to occur in the first quarter of 2008. A copy of the joint press release announcing the Merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Where You Can Find Additional Information About The Merger
     The proposed Merger will be submitted to First Charter’s shareholders for consideration. Fifth Third will file a Form S-4 Registration Statement, First Charter will file a Proxy Statement and both companies will file other relevant documents regarding the Merger with the Securities and Exchange Commission (the “SEC”). First Charter will mail the Proxy Statement/Prospectus to its shareholders. These documents, and any applicable amendments or supplements, will contain important information about the Merger, and Fifth Third and First Charter urge you to read these documents when they become available.
     You may obtain copies of all documents filed with the SEC regarding the Merger, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents free of charge from Fifth Third’s website (www.53.com) under the heading “About Fifth Third” and then under the heading “Media and Investors-Investor Relations” and then under the item “SEC Filings.” You may also obtain these documents, free of charge, from First Charter’s website (www.FirstCharter.com) under the section “About First Charter” and then under the heading “Investor Relations” and then under the item “Financial Reports / SEC Filings.”
Participants in The Merger
     Fifth Third and First Charter and their respective directors and executive officers may be deemed participants in the solicitation of proxies from First Charter’s shareholders in connection with the Merger. Information about the directors and executive officers of Fifth Third and First Charter and information about other persons who may be deemed participants in the Merger will be included in the Proxy Statement/Prospectus. You can find information about Fifth Third’s executive officers and directors in its definitive proxy statement filed with the SEC on March 9, 2007. You can find information about First Charter’s executive officers and directors in its definitive proxy statement filed with the SEC on April 25, 2007. You can obtain free copies of these documents from the websites of Fifth Third, First Charter or the SEC.
ITEM 9.01 EXHIBITS.
(d) Exhibits

Exhibit No.	Description

99.1	Text of Joint Press Release dated August 16, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CHARTER CORPORATION
By:	/s/ Stephen J. Antal
Stephen J. Antal
Executive Vice President, General Counsel, and Secretary

     Dated: August 16, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Text of Joint Press Release dated August 16, 2007